                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 File No. 0-24992

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to  (S)240.14a-11(c) or  (S)240.14a-12

                        TELETOUCH COMMUNICATIONS, INC.
               (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

          N/A

2)   Aggregate number of securities to which transaction applies:

          N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          N/A

4)   Proposed maximum aggregate value of transaction:

          N/A

5)   Total fee paid:     $______________

[_]  Fee paid previously with preliminary materials.

                        TELETOUCH COMMUNICATIONS, INC.
                           110 N. COLLEGE, SUITE 200
                              TYLER, TEXAS  75702


                               October 15, 1997


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Teletouch Communications, Inc. on November 12, 1997. The Annual Meeting will begin at 9:00 a.m. local time at the Hyatt Regency Hotel, 1200 Louisiana, in Houston, Texas.

     Information regarding each of the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all stockholders on or about October 15, 1997.

     Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

     We look forward to seeing you in Houston on November 12, 1997.


                                             Very truly yours,



                                             Robert M. McMurrey
                                             Chairman of the Board

                        TELETOUCH COMMUNICATIONS, INC.
                           110 N. COLLEGE, SUITE 200
                              TYLER, TEXAS  75702
                   ________________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD NOVEMBER 12, 1997
                   ________________________________________

TO THE STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Teletouch Communications, Inc., a Delaware corporation (the "Company"), will be held on November 12, 1997, at the Hyatt Regency Hotel, 1200 Louisiana, Houston, Texas, at 9:00 a.m. local time, and thereafter as it may from time to time be adjourned, for the purposes stated below:

1. To elect two Class III directors to serve for three years and until their successors have been duly elected and shall qualify;

2. To approve an amendment of the 1994 Stock Option and Appreciation Rights Plan to increase the number of options which may be granted thereunder from 400,000 to 1,500,000;

3. To ratify the selection of Ernst & Young LLP as the Company's independent accountants; and

4.   To transact such other business as may properly come before the meeting.

     All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on October 1, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The stock transfer books will not be closed.

     Stockholders should note that the Company's By-Laws provide that no proposals or nominations of directors by stockholders shall be presented for vote at an Annual Meeting of Stockholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or the Company's Secretary no later than the close of business on the fifth day following the day on which notice of the meeting is first given to stockholders.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 2 BROADWAY, NEW YORK, NY 10004.

                                        TELETOUCH COMMUNICATIONS, INC.

                                        /s/ Susie F. Smith
October 15, 1997                        -------------------------------
                                        Susie F. Smith, Secretary

                         TELETOUCH COMMUNICATIONS, INC.


                                PROXY STATEMENT

                             Dated October 15, 1997



                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Teletouch Communications, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Hyatt Regency Hotel, 1200 Louisiana, Houston, Texas, on November 12, 1997, at 9:00 a.m., and at any adjournments thereof (the "Annual Meeting"). The principal executive offices of the Company are located at 110 N. College, Suite 200, Tyler, Texas 75702 and its telephone number is (903) 595-8800.

     The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect two Class III directors to serve for three years and until their successors have been duly elected and shall qualify; (ii) to approve an amendment of the 1994 Stock Option and Appreciation Rights Plan to increase the number of options which may be granted thereunder from 400,000 to 1,500,000; (iii) to ratify the selection of Ernst & Young LLP as the Company's independent accountants; and (iv) to transact such other business as may properly come before the Annual Meeting.

     The Company's Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals. All of the holders of record of common stock, $.001 par value (the "Common Stock"), of the Company at the close of business on October 1, 1997 (the "Record Date") will be entitled to vote at the Annual Meeting. The stock transfer books will not be closed.

     The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report to Stockholders for the year ended May 31, 1997 are being mailed to stockholders on or about October 15, 1997. The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-KSB for the year ended May 31, 1997, as filed with the Securities and Exchange Commission, without exhibits. Please address all such requests to the Company, 1000 Louisiana, Suite 600, Houston, Texas 77002,
Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

                              VOTING REQUIREMENTS

     As of the Record Date, there were outstanding 6,353,416 shares of the Common Stock. Only holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting, such holders being entitled to one vote on all matters presented at the Annual Meeting for each share held of record. The presence in person or by proxy of holders of record of at least one-third of the shares of Common Stock outstanding as of the Record Date is required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as Class III Directors named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to Proposal 1. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote thereon, present in person or by proxy. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum. Holders of the 15,000 shares of Series A 14% Cumulative Preferred Stock and the 56,867 shares of Series B Preferred Stock which are issued and outstanding are entitled to notice of all meetings of stockholders at the same time and in the same manner as notice is given to all stockholders entitled to vote at any such meeting; however, such shares shall not be counted for purposes of calculating the quorum nor are such shares of Preferred Stock entitled to vote on any matter proposed herein.

     As of the Record Date, all of the present directors, as a group of six persons, and all of the present directors and executive officers of the Company, as a group of seven persons, owned beneficially 78.8% of the total voting securities of the Company. To the knowledge of management, as of the Record Date, the only executive officers, directors or nominees for director who owned beneficially five percent or more of the Company's outstanding shares are Messrs. McMurrey, Higginbotham, Wedner and Perry. See "Voting Securities and Principal Holders Thereof."

     Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

     ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

     The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

     The Company's Annual Report for the fiscal year ended May 31, 1997, including audited financial statements, will accompany the mailing to stockholders of this Proxy Statement.


                        DISSENTERS' RIGHTS OF APPRAISAL

     The Board of Directors does not propose any action for which the laws of the State of Delaware, the Certificate of Incorporation or the By-Laws of the Company provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.


                      INTEREST OF OFFICERS AND DIRECTORS
                          IN MATTERS TO BE ACTED UPON

     Officers or directors of the Company have a substantial interest in one of the matters to be acted upon at the Annual Meeting: The Class III directors have been nominated for re-election to the office of director for a term of three years.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     Only holders of record of the outstanding 6,353,416 shares of Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. The following table sets forth certain information as of the Record Date with respect to: (1) each executive officer, director and the director nominees; (2) all executive officers and directors of the Company as a group; and (3) all persons known by the Company to be the beneficial owners of five percent or more of the Company's Common Stock.

                                                                                             Percentage of Outstanding
Name and Address                                 Number of Shares                              Shares of Common Stock
of Beneficial Owner (1)                         Beneficially Owned                               Beneficially Owned
------------------------------                 --------------------                         ---------------------------
Robert M. McMurrey (2)(3)(4)                              1,910,000                                    29.6%
110 N. College, Suite 200
Tyler, TX  75702

G. David Higginbotham  (2)(3)(5)                            510,000                                     8.0%
110 N. College, Suite 200
Tyler, TX  75702

Clifford E. McFarland (3)(6)                                 19,000                                      *
McFarland, Grossman & Company
9821 Katy Freeway, Suite 500
Houston, TX  77024

Charles C. Green III (3)(7)                                  10,000                                      *
Castle Tower Holding Corporation
510 Bering, Suite 310
Houston, TX  77057

Continental Illinois Venture Corporation (8)              8,769,085                                    62.4%
231 South La Salle Street
Chicago, IL  60697

Marcus D. Wedner (3)(9)                                   8,779,085                                    62.4%
Continental Illinois Venture Corporation
231 South La Salle Street
Chicago, IL  60697

Christopher J. Perry (3)(9)                               8,779,085                                    62.4%
Continental Illinois Venture Corporation
231 South La Salle Street
Chicago, IL  60697

                                                                                              Percentage of Outstanding
Name and Address                                 Number of Shares                              Shares of Common Stock
of Beneficial Owner (1)                         Beneficially Owned                               Beneficially Owned
----------------------------------            ----------------------                        ---------------------------
Thomas R. McLemore (2)(10)                                     3,151                                     *
110 N. College, Suite 200
Tyler, TX  75702

CIVC Partners I (11)                                         767,647                                   11.3%
c/o Continental Illinois Venture Corporation
231 South La Salle Street
Chicago, IL  60697

GM Holdings, L.L.C. (12)                                   1,052,292                                   15.5%
201 Fourth Avenue North, 11th Floor
Nashville, TN  37219

All Executive Officers & Directors as a Group             11,241,236                                   78.8%
(Seven Persons) (13)

_____________________
*    Denotes less than one percent.
(1) Unless otherwise noted, the Company believes that all of such shares are owned of record by each individual named as beneficial owner and that such individual has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them. Such person's percentage ownership is determined by assuming that the options or convertible securities that are held by such person, and which are exercisable within 60 days from the date hereof, have been exercised or converted, as the case may be. See "Compensation of Directors and Executive Officers - Stock Option Plan."
(2)  Executive Officer.
(3)  Director.
(4) Mr. McMurrey is the sole owner of the outstanding stock of Rainbow Resources, which is the direct owner of 1,800,000 of such shares. Includes 115,000 shares underlying the currently exercisable portion of options issued to Mr. McMurrey. By virtue of Mr. McMurrey's ownership of Rainbow Resources, he may be deemed to be a "parent" of the Company.
(5) Includes 60,000 shares underlying the currently exercisable portion of options issued to Mr. Higginbotham.
(6)  Includes 10,000 shares underlying a stock option granted to Mr. McFarland.
(7)  Represents shares underlying a stock option granted to Mr. Green.
(8) Includes 3,991,260 shares of Common Stock underlying a currently exercisable warrant issued to Continental Illinois Venture Corporation ("CIVC") and 2,917,554 shares of Common Stock underlying warrants to purchase 486,259 shares of non-voting Series B Preferred Stock (each share of Series B Preferred Stock is convertible into six shares of Common Stock). Also includes 1,074,691 shares of Common Stock issued, and 785,580 shares of Common Stock issuable, to parties related to and not related to CIVC for which CIVC holds the voting rights. CIVC may be deemed to be the beneficial owner of such additional shares pursuant to the rules of attribution of beneficial ownership set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). CIVC disclaims beneficial ownership of such 1,074,691 and 785,580 shares of Common Stock. Does not include liquidation value of $11,818,000 (or 11,818 shares) of non-voting Series A Preferred Stock issued to CIVC. CIVC may be deemed to be a "parent" of the Company pursuant to the Exchange Act. See "Certain Transactions."
(9) Includes 10,000 shares of Common Stock underlying stock options which each of Messrs. Wedner and Perry are entitled to receive. The remaining holdings represent shares of Common Stock issued or underlying currently exercisable warrants or convertible preferred shares issued to CIVC, of which each of Messrs. Wedner and Perry is a Managing Director, and to certain related parties of CIVC (including CIVC Partners I, of which Messrs. Wedner and Perry are general partners) and others. Because they hold voting control over (i) the Company's securities owned by CIVC and
     (ii) the Company's securities covered by proxies granted by others to CIVC, each of

     Messrs. Wedner and Perry may be deemed to be the beneficial owner of such shares pursuant to the rules of attribution of beneficial ownership set forth in Rule 13d-3 under the Exchange Act. See "Certain Transactions."
(10) Represents shares underlying the currently exercisable portion of an option issued to Mr. McLemore.
(11) Includes 324,174 shares of Common Stock which may be acquired upon conversion of 54,029 shares of non-voting Series B Preferred Stock. All of such shares are also included in the figure reported for CIVC in this table, because CIVC holds the voting power, but not the dispositive power, for such shares. CIVC may be deemed to be the beneficial owner of such shares pursuant to the rules of attribution of beneficial ownership set forth in Rule 13d-3 under the Exchange Act. Does not include liquidation value of $1,313,000 (or 1,313 shares) of Series A Preferred Stock issued to CIVC Partners I. Each of Messrs. Wedner and Perry is a general partner of CIVC Partners I and each has voting control over the securities of the Company held by CIVC Partners I.
(12) Includes 444,378 shares of Common Stock which may be acquired upon conversion of 74,063 shares of Teletouch non-voting Series B Preferred Stock. All of such shares are also included in the figure reported for CIVC in this table because CIVC holds the voting power, but not the dispositive power, for such shares. CIVC may be deemed to be the beneficial owner of such shares pursuant to the rules of attribution of beneficial ownership set forth in Rule 13d-3 under the Exchange Act. Does not include liquidation value of $1,800,000 (or 1,800 shares) of Series A Preferred Stock issued to GM Holdings, L.L.C.
(13) Includes 3,333,691 shares of Common Stock issued and outstanding and 7,907,545 shares of Common Stock underlying exercisable warrants, options and convertible preferred shares.


                       DIRECTORS AND EXECUTIVE OFFICERS

     The names of all directors and executive officers of the Company as of the date hereof are as follows:

                                 YEARS WITH THE
                                  COMPANY OR A
           NAME                   PREDECESSOR             POSITION WITH THE COMPANY
---------------------------   ------------------        ---------------------------------------
Robert M. McMurrey                    13                Chairman of the Board of Directors
                                                        and Chief Executive Officer
J. Richard Carlson                     *                President, Chief Operating Officer
G. David Higginbotham                 20                Senior Vice President for Network
                                                        Operations and MIS, Director
Clifford E. McFarland                  2                Director
Charles C. Green III                   2                Director
Marcus D. Wedner                       2                Director
Christopher J. Perry                   2                Director
Thomas R. McLemore                     *                Executive Vice President, Chief
                                                        Financial Officer and Assistant
                                                        Secretary

_____________________
*    Denotes less than one year.

     Biographical information with respect to the present executive officers and Directors of the Company, including the nominees for Director, is set forth below.

     Robert M. McMurrey has been Chief Executive Officer and a director of the Company since 1984. He is also the President and Chief Executive Officer and director of Rainbow Resources, of which he is the sole stockholder. Through Rainbow Resources, Mr. McMurrey acquired a controlling interest in the Company in 1984. Also in 1984, Mr. McMurrey formed a corporation known as Jecca Towers to own and operate telecommunications towers and SMR operations. Mr. McMurrey was active in the oil and gas industry for over 30 years. Mr. McMurrey received a B.S. Degree in Petroleum Engineering from the University of Texas in 1971. Mr. McMurrey is 51 years old and has been designated as a Class I director.

     J. Richard Carlson was appointed President and Chief Operating Officer of the Company in July 1997. He was Vice President of Marketing for IDB Mobile Communications, a provider of mobile satellite services, from August 1995 to December 1996, and Vice President of Marketing and Operations for Coastel Communications, an offshore cellular telephone service provider, from January 1993 to July 1995. Mr. Carlson is 35 years old.

     G. David Higginbotham was President and Chief Operating Officer from August 1993 to July 1997, and has served as a director of the Company since
August 1993. He has been Senior Vice President, Network Operations and MIS, since July 1997. He joined the Company in 1976 as a technician, became general manager several years later, and Vice President-Operations in 1984. Mr. Higginbotham established and operated his own radio equipment service business in Jacksonville, Texas from 1969 to 1976. Mr. Higginbotham is 49 years old and has been designated as a Class II director.

     Clifford E. McFarland has been a director of the Company since May 1995 and is the President and a Managing Director of McFarland, Grossman & Company ("MGCO"), an investment bank in Houston, Texas. Prior to co-founding MGCO in 1991, Mr. McFarland was co-founder and Managing Director from 1986 to 1991 of The Watkins Group, a Little Rock, Arkansas merchant banking firm. MGCO has from time to time rendered investment banking services to the Company. See "Certain Transactions." From 1988 to 1994, Mr. McFarland was Secretary and a director of Amerinet Corporation ("Amerinet"), a non-reporting, public company marketing affinity credit cards. Amerinet ceased operations on March 15, 1990 and was inactive thereafter. Amerinet made filings in bankruptcy court in early 1995 in order to reorganize for merger with a private company. Mr. McFarland is 41 years old and has been designated as a Class I director.

     Charles C. Green III has been a director of the Company since May 1995. In September 1997 he became Executive Vice President and Chief Financial Officer of Castle Tower Holding Corporation, a telecommunications holding company. He was Vice Chairman and Chief Investment Officer of Torch Energy Advisors Incorporated ("Torch"), a Houston-based manager of oil and gas investments for domestic and foreign institutional investors, from 1995 to 1997. He was President of Torch from 1994 to 1995 and Executive Vice President from 1992 to 1994. From 1982 through 1992, Mr. Green was President of Treptow Development Company, a real estate developer. Prior to that he was with J.P. Morgan Investment Management for 13 years in New York and London. Mr. Green is 51 years old and has been nominated for re-election as a Class III director.

     Marcus D. Wedner has been a director of the Company since August 1995 and has been a Managing Director of Continental Illinois Venture Corporation ("CIVC"), a venture capital investor, since 1992, prior to which he was a Vice President of CIVC from 1990. Mr. Wedner is 34 years old and has been designated as a Class II director.

     Christopher J. Perry has been a director of the Company since August 1995 and has been President and a Managing Director of CIVC since December 1994.
From 1990 to 1994, Mr. Perry was a Managing Director and head of the Mezzanine Investment Group, a division of Continental Bank. Mr. Perry is 42 years old and has been nominated for re-election as a Class III director.

     Thomas R. McLemore joined the Company as Controller and interim Chief Financial Officer in January 1997, was appointed Vice President of Finance in March 1997, and Executive Vice President and Chief Financial Officer in June 1997. Before joining the Company, he operated his own independent consulting company, Management Consulting Services, from 1993 to 1997. Mr. McLemore was a founder and Chief Financial Officer of Mid-Valley Waste Systems, Inc., a solid waste removal company in Sacramento, California, from 1990 to 1993. Mr. McLemore is a certified public accountant and is 46 years old.

     All officers of the Company are elected to serve in such capacities until the next annual meeting of the Board of Directors of the Company and until their successors are duly elected and qualified.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (the "Commission") and the Nasdaq Stock Market. Officers, directors and greater-than-ten-percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely upon a review of Forms 3, Forms 4 and Forms 5 furnished to the Company pursuant to the Exchange Act during its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors and securityholders required to file the same during the fiscal year ended May 31, 1997, except a Form 3 was not timely filed by Mr. McLemore. The Company has been informed that such Form 3 is being prepared for filing.

                            THE BOARD OF DIRECTORS

     The Company's Certificate of Incorporation provides that the number of directors of the Company shall be set forth in the By-Laws, which number may be increased or decreased pursuant to the By-Laws. In accordance with the By-Laws, the number of directors may not be fewer than three and no more than twelve. Pursuant to the Company's By-Laws, the Board of Directors has established that the Board of Directors shall consist of six members.

     The current directors are designated in each class as follows: Class I - Robert M. McMurrey and Clifford E. McFarland; Class II - G. David Higginbotham and Marcus D. Wedner; and Class III - Charles C. Green III and Christopher J. Perry. Class I directors are expected to stand for re-election at the Annual Meeting of Stockholders one year subsequent to the Annual Meeting; Class II directors are expected to stand for re-election at the Annual Meeting of Stockholders two years subsequent to the Annual Meeting; and Class III directors are expected to stand for re-election at the upcoming Annual Meeting of Stockholders. Each member of the Board of Directors then elected will serve for a term of three years or until a successor has been elected and qualified. The Class III directors, Charles C. Green III and Christopher J. Perry, will stand for re-election at the Annual Meeting to serve for three years and until their successors are duly elected and qualified.

     The underwriters of the Company's Initial Public Offering ("IPO") have the right for a period of three years after the effective date of the IPO to designate one person to be nominated as a member of the Board of Directors. No person has been so designated as of the date hereof. Messrs. Wedner and Perry serve on the Board of Directors as the designees of CIVC.

     The Board of Directors met seven times during the fiscal year ended May 31, 1997. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors.

     There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors established three standing committees in September 1995, namely, an Audit Committee, a Compensation Committee and an Executive Committee. The Board of Directors does not have a standing nominating committee or any committee serving a similar function.

Audit Committee

     Members:  Christopher J. Perry and Clifford E. McFarland

     Duties and Responsibilities: To recommend the selection of the independent public accountants for the Company to the Board of Directors, to review the scope and cost of the audit, to review the performance and procedures of the auditors, to review the final report of the independent auditors, to be available for consultation to the independent auditors, to review with the Company's Chief Financial Officer and independent auditors corporate accounting practices and policies and financial controls, and to perform all other such duties as the Board of Directors may from time to time designate.

Compensation Committee

     Members:  Charles C. Green III and Marcus D. Wedner.

     Duties and Responsibilities: To review periodically the compensation of executive officers and other key employees, to make recommendations as to bonuses and salaries, and to perform all other such duties as the Board of Directors may from time to time designate.

Executive Committee

     Members:  Robert M. McMurrey, G. David Higginbotham and Marcus D. Wedner.

     Duties and Responsibilities: To exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Company, to the extent not assigned to other committees of the Board of Directors and to the extent permitted by Delaware law and the By-Laws of the Company.


               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the aggregate cash compensation paid to the Company's Chief Executive Officer and President for services rendered to the Company during the fiscal years ended May 31, 1997, 1996 and 1995. Mr. Carlson, the Company's President and Chief Operating Officer, received no compensation during the 1997 fiscal year.

                                ----------------------------------------------------------------------------------------------------
                                                    Annual Compensation                       Long-Term Compensation
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Securities
                                                                              Other           Restricted       Underlying
     Name and                                                                Annual             Stock           Options/
Principal Position                 Year     Salary ($)    Bonus ($)(1)    Compensation ($)    Awards ($)(2)     SARs (#)
------------------------------------------------------------------------------------------------------------------------------------
Robert M. McMurrey,                1997     $175,000           ---             ---               ---             ---
Chairman and CEO                   1996      157,346       $35,000             ---               ---           25,000
                                   1995       86,307           ---             ---               ---          100,000

G. David Higginbotham,             1997     $165,000           ---             ---               -- -             ---
President and COO                  1996      147,346       $33,000             ---               ---           25,000
                                   1995       77,752            --             ---               ---           50,000

________________
(1)  Bonus was for services provided in 1996 but was paid in fiscal year 1997.
(2) The number and value of the aggregate restricted stock holdings for Mr. McMurrey at the end of the last fiscal year, based on the closing bid price of the Common Stock on Nasdaq on May 31, 1997, were 1,800,000 shares, held in the name of Rainbow Resources, Inc., of which Mr. McMurrey is the sole stockholder, with a value of $3,038,400 (without giving effect to the consideration paid). The number and value of the aggregate restricted stock holdings for Mr. Higginbotham at the end of the last fiscal year, based on the closing bid price of the Common Stock on Nasdaq on May 31, 1997, were 450,000 shares, with a value of $759,600 (without giving effect to the consideration paid).

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to options granted during the fiscal year ended May 31, 1997 to Robert M. McMurrey, Chairman and Chief Executive Officer of the Company, and G. David Higginbotham, then President and Chief Operating Officer of the Company, and as set forth above in the Summary Compensation Table.


                                Number of Securities              Percent of Total
                                     Underlying               Options/SARs Granted to      Exercise or Base      Expiration
       Name                   Options/SARs Granted (#)        Employees in Fiscal Year       Price ($/Sh)           Date
-----------------------     ----------------------------    ---------------------------   ------------------  ---------------

Robert M. McMurrey                        0                             n/a                       n/a                n/a

G. David Higginbotham                     0                             n/a                       n/a                n/a

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth certain information with respect to: (i) options exercised during the fiscal year ended May 31, 1997 by Robert M. McMurrey, Chief Executive Officer of the Company, and G. David Higginbotham, then President and Chief Operating Officer of the Company, as set forth above in the Summary Compensation Table, and (ii) unexercised options held by Mr. McMurrey and Mr. Higginbotham at the end of the fiscal year ended May 31, 1997.

                                                          Number of Securities Underlying         Value of Unexercised in the Money
                                                             Unexercised Option/SARs               Options/SARs at the Fiscal Year
                       Shares                                    at Fiscal Year End (#)                 Ended May 31, 1997 ($)
                     Acquired On         Value         ----------------------------------------------------------------------------
       Name           Exercise (#)      Realized ($)      Exercisable          Unexercisable        Exercisable     Unexercisable
       ----           ------------      ------------      -----------          -------------        -----------     -------------
Robert M. McMurrey          0               0               110,000                15,000               n/a              n/a
G. David Higginbotham       0               0                60,000                15,000               n/a              n/a

EMPLOYMENT AGREEMENTS

     In August 1995, the Company entered into employment agreements with Mr. McMurrey, Chairman of the Board and Chief Executive Officer, and Mr. Higginbotham, then President and Chief Operating Officer. Pursuant to the agreements, Mr. McMurrey and Mr. Higginbotham are employed at a base salary of $175,000 and $165,000, respectively, per annum for the three years ending August 1998, and are entitled to bonuses based on a performance formula.

     The employment agreements permit the Company to terminate the employment of the employee for "cause" or for any other reason, provided that in the latter case the Company is obligated to continue the employee's base salary (at twice the then current rate) for 12 months. The agreements require that Messrs. McMurrey and Higginbotham devote substantially all of their business time to the Company. Pursuant to the agreements, the Company issued to each of Messrs. McMurrey and Higginbotham, options to purchase 25,000 shares of Common Stock, which are exercisable at a price of $4.00 per share and which vest ratably over five years (provided that the vesting of such options shall accelerate upon any sale of the Company). The agreements also contain confidentiality and non-competition provisions. In addition, the agreements provide for death benefits and disability benefits and provide for the payment by the Company of any expenses of the employee incurred in any successful proceeding to enforce provisions of his employment agreement. In July 1997, Mr. Higginbotham's title was changed to Senior Vice President of Network Operations and MIS and his employment agreement was so amended.

     In July 1997, the Company entered into an employment agreement with J. Richard Carlson, President and Chief Operating Officer. Pursuant to the agreement, Mr. Carlson is employed at a base salary of $175,000 per annum for the first two years ending August 4, 1999, and is entitled to bonuses based on a performance formula.

CONSULTING AND OTHER ARRANGEMENTS

     On August 5, 1994 the Company entered into a financial advisory agreement with McFarland, Grossman & Company ("MGCO"). Clifford E. McFarland is President and a Managing Director of MGCO, and became a director of the Company in May 1995. Pursuant to the terms of the agreement with MGCO, MGCO acted as a financial advisor to assist the Company with certain acquisitions and assisted in arranging a secured credit facility. For such services through February 1995, MGCO was issued 20,000 shares of Common Stock and was paid an aggregate of $720,000 ($500,000 in cash and $220,000 in a promissory note, which note has been paid in full). MGCO received additional indirect compensation from the Company through MGCO's arrangement with Newman and Associates, Inc. ("Newman"), the private placement agent in the August 1995 private placement to the CIVC Investors. MGCO provided full and part time senior level investment banking professionals to Newman during the period from February 1995 through August 3, 1995. MGCO's gross fees received from Newman for such services were $500,000.

STOCK OPTION PLAN

     General. The Teletouch Corporation 1994 Stock Option and Appreciation Rights Plan (the "Plan") was established in July 1994, which Plan was ratified and approved by the Board of Directors and the stockholders of Teletouch Corporation in July 1994, and the rights and obligations under which Plan were assumed by the Company effective as of the date of the Company's merger with Teletouch Corporation.

The Plan was amended and restated by the Board of Directors in August 1995 and renamed the Teletouch Communications, Inc. 1994 Stock Option and Appreciation Rights Plan (the "Stock Option Plan").

     The purposes of the Stock Option Plan are to induce officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage such persons to continue to promote the best interests of the Company. The Stock Option Plan provides for options which qualify as incentive stock options ("Incentive Options") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), to be issued to officers and employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to officers, directors, employees and consultants (together, the "Options"). In addition, stock appreciation rights ("Rights") may be granted in conjunction with the grant of Options.

     The Stock Option Plan provides for the granting of Options and Rights with respect to, in the aggregate, up to 400,000 shares of Common Stock (the "Shares") (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Option or Right terminates prior to exercise thereof and during the duration of the Stock Option Plan, the Shares as to which such Option or Right was not exercised will become available under the Stock Option Plan for the grant of additional Options or Rights to any eligible employee. The Shares may be made available from either authorized but unissued shares, treasury shares, or both.

     Administration. The Stock Option Plan will be administered by (a) the Board, if each member of the Board is a "disinterested person" (as defined under Rule 16b-3 under the Exchange Act) or, (b) in the discretion of the Board, by a committee (the "Committee") of not less than two members of the Board, each of whom is a "disinterested person." The Stock Option Plan is currently being administered by the Board of Directors. The Board or the Committee generally has the authority (subject to the formula for automatic annual awards to non-employee directors) to determine the individuals to whom and the date on which Options and Rights are to be granted, the number of Shares to be subject to each Option and Right, the exercise price of Shares subject to Options and Rights, the terms of any vesting or forfeiture schedule and the other terms and provisions of each Option and Right. All action pursuant to the Stock Option Plan must be in accordance with the requirements of Rule 16b-3 under the Exchange Act.

     Eligibility and Extent of Participation. Incentive Options may be granted pursuant to the Stock Option Plan only to officers, directors and employees (including employees who are also directors) of the Company or any subsidiary. Non-Qualified Options and Rights may be granted pursuant to the Stock Option Plan to officers, directors, employees or consultants of the Company or any subsidiary. Directors of the Company who are not also employees may participate in the Stock Option Plan only to the extent of grants of Non-Qualified Options on a non-discretionary basis pursuant to a formula set forth in the Stock Option Plan to the effect that on the date of election to the Board, each non-employee Director shall receive a Non-Qualified Option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value per share of the Common Stock on that date. Each such Option shall vest and become exercisable one year from the date of grant thereof.

     As of the date hereof, there are two employee directors, four non-employee directors, two additional officers and approximately 315 additional employees that would be eligible participants in the Stock Option Plan. Consultants engaged by the Company from time to time are also expected to be eligible to receive Non-Qualified Options.

     There is no minimum number of Shares with respect to which an Option or Right may be granted other than pursuant to the formula. However, if the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess Options shall be treated as Non-Qualified Options. For the purpose of the foregoing limitation, the fair market value of Shares subject to an Incentive Option is to be determined as of the time the Option is granted.

     The Board or Committee may require, as a condition of granting any Option or Right, that the grantee enter into a stock option agreement which shall require, among other things, the agreement by the employee with the Company that the employee not sell or otherwise dispose of Shares acquired pursuant to the exercise of an Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of transfer of the Common Stock, absent the written approval, consent or waiver of the Board or Committee. The stock option agreement for any Options granted to directors or officers shall also require that at least six months elapse from the date such Options are granted to the date on which any share of Common Stock underlying such Options is sold or any Right associated with such Option is exercised, unless the Board or Committee otherwise consents in writing.

     Purchase Price and Exercise of Options. The price at which Shares covered by an Option may be purchased shall be determined by the Board or Committee or pursuant to an applicable formula set forth in the Stock Option Plan; however, the purchase price of Shares issuable upon exercise of an Incentive Option must not be less than 100% of the fair market value of such Shares on the date the Incentive Option is granted. Any cash proceeds received by the Company from the exercise of the Options will be used for general corporate purposes.

     Expiration and Transfer of Options. The Board or the Committee has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised. Any Incentive Option granted under the Stock Option Plan to a 10% or less stockholder and any Non-Qualified Option shall be exercised during a period of not more than ten years from the date of grant and any Incentive Option granted to a greater than 10% stockholder shall be exercised within five years from the date of grant. No Options may be granted under the Stock Option Plan more than ten years after the date of approval of the Stock Option Plan by the stockholders.

     Options granted under the Stock Option Plan are not transferable except upon death. Except for Options granted to non-employee directors under the non-discretionary formula, Options may be exercised only while the Option holder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an Option holder, Options may be exercised to the extent of the accrued right to purchase the Option within one year of termination of employment due to disability. In the event of death of an Option holder, Options may be exercised within three years after the date of death.

     Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the Stock Option Plan will terminate and all Options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the Stock Option Plan or for the assumption of Options theretofore granted. If the Stock Option Plan and unexercised Options are to terminate pursuant to such transaction, persons owning any unexercised portions of Options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their Options, including the portions thereof which would, but for such transaction, not yet be exercisable.

     Grant of Options. There have been 370,000 options granted pursuant to the Plan, at exercise prices varying from $1.625 to $4.50. Approximately 294,250 of the options granted are vested and exercisable as of the date hereof.

     Federal Income Tax Consequences. In case of Incentive Options, no taxable gain will be realized by an Option holder upon grant or exercise of the Option, and the Company will not be entitled to a tax deduction at the time any such Option is granted or exercised. However, the excess of the fair market value of any stock received over the Option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the Option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

     The treatment for federal income tax purposes of Non-Qualified Options depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the optionee or will not be immediately exercisable, it is expected that the Non-Qualified Options will not have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of (i) the fair market value of the stock on the date it is acquired pursuant to exercise of the Option over (ii) the exercise price, plus the amount, if any, paid for the Option, must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the Option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the Option.

     In the case of Non-Qualified Options exercised by directors or officers within six months of the grant of such Options, it appears that such individuals would not be subject to tax until the expiration of such six-month period because such individuals would be subject to liability under Section 16 of the Exchange Act if they sold the shares within such six-month period. If such Non-Qualified Options are exercised more than six months after the grant of the Option, then it appears that the optionee may be taxed immediately (regardless of whether the underlying shares have been sold) unless there were an independent basis for treating such shares as non-transferable and subject to a substantial risk of forfeiture.

     Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a 20% excise tax and the company may lose its tax deduction with respect to such payments. These rules may apply to Options and Rights granted under the Stock Option Plan. The determination of the application of these rules will depend upon a number of factual matters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified Options granted under the Stock Option Plan.

     The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

     Exercise of Options; Stock Appreciation Rights. Generally, an Option shall be exercised by the tender in cash of the total exercise price for the shares for which the Option is being exercised. The Board or the Committee may, however, permit a non-director optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such total exercise price. An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. The Company has the authority under the Stock Option Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board shall authorize.

     The Board or the Committee may, in its discretion, at any time prior to the exercise of any Option, grant, in connection with such Option, the right to surrender part or all of such Option to the extent the Option is exercisable, and receive an amount (payable in cash, shares of the Company's Common Stock or combination thereof as determined by the Board or Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the Option (or portions thereof surrendered) and the exercise price of the Option or portion thereof surrendered.

     Amendments. The Board may at any time terminate the Stock Option Plan or make such amendments thereto as it deems advisable and in the best interests of the Company, without action on the part of the Stockholders unless such approval is required pursuant to Section 422A of the Code or Rule 16b-3. The Stock Option Plan provides, however, that, unless the holders of a majority of all classes of the Company's outstanding voting stock entitled to vote thereon shall have first approved, no amendment of the Stock Option Plan shall be made whereby (a) the total number of shares which may be optioned under the Stock Option Plan shall be increased, (b) the authority to administer the Stock Option Plan by the Board or the Committee shall be withdrawn, (c) the maximum term of the Options shall be extended, (d) the minimum option price of Incentive Options shall be decreased, (e) the price to optionees to whom Options have been granted shall be changed, or (f) the class of individuals eligible to participate in the Stock Option Plan is modified.

REMUNERATION OF DIRECTORS

     All non-employee directors are entitled to receive a one-time grant of options to purchase 10,000 shares of Common Stock upon election as a director. All directors are entitled to reimbursement of reasonable travel and lodging expenses related to attending meetings of the Board of Directors.

     There are no standard arrangements or agreements to provide compensation to directors for attending meetings of the Board of Directors. However, in April 1996, the Board of Directors authorized the payment of $25,000 each to Charles
C. Green III and Clifford E. McFarland for their services in connection with the Special Committee of the Board of Directors. The Special Committee is no longer in existence.


                             CERTAIN TRANSACTIONS

     On August 3, 1995 the Company completed a private placement of debt and equity securities with Continental Illinois Venture Corporation ("CIVC"), an affiliate of Bank of America, under which CIVC, certain related parties and other parties (together, the "CIVC Investors") provided the Company with $25 million in financing in connection with the Dial Acquisition. In connection with the Dial Acquisition, the Company designated 15,000 shares of its authorized preferred stock as "Series A 14% Cumulative Preferred Stock" and 617,189 shares as "Series B Preferred Stock." The CIVC Investors purchased $15 million in initial liquidation value (or 15,000 shares) of Series A Preferred Stock and $10 million of 14% Junior Subordinated Notes due in 2003 (the "Subordinated Notes"). Dividends on the Series A Preferred Stock and interest on the Subordinated Notes will each accrue at the rate of 14% per annum. The following table sets forth the respective portions of the total $25,000,000 investment made by the CIVC Investors, and the securities issued to each:

                                    LIQUIDATION         PRINCIPAL
                                       VALUE OF         AMOUNT OF                            WARRANTS TO
                                       SERIES A      SUBORDINATED        WARRANTS TO     PURCHASE SERIES
                           TOTAL      PREFERRED        PROMISSORY    PURCHASE COMMON         B PREFERRED
INVESTOR              INVESTMENT          STOCK              NOTE              STOCK               STOCK
--------------------------------------------------------------------------------------------------------
CIVC                 $19,696,600    $11,818,000       $ 7,878,600          3,991,260             486,259
CIVC Partners I        2,188,400      1,313,000           875,400            443,473              54,029
GM Holdings LLC        3,000,000      1,800,000         1,200,000            607,914              74,063
Other Investors          115,000         69,000            46,000             23,304               2,838
                 ---------------------------------------------------------------------------------------
Total                $25,000,000    $15,000,000       $10,000,000          5,065,951             617,189

     Each share of Series A Preferred Stock has a liquidation value of $1,000. Each share of Series B Preferred Stock became convertible into six shares of Common Stock on August 3, 1997. Each of the CIVC Investors besides CIVC has granted to CIVC an irrevocable proxy to vote such shares of Common Stock underlying the Common Stock warrants each CIVC Investor acquired. Pursuant to such arrangement, CIVC may be deemed to be the beneficial owner of all the shares of Common Stock underlying the 5,065,951 warrants issued in the CIVC transaction. The CIVC Investors have the right, after August 3, 1997, to require that its securities be registered for public sale. CIVC has the right to designate up to four of seven members of the Company's Board of Directors. In respect of this right, on August 3, 1995, the Board was enlarged to six, and Marcus D. Wedner and Christopher J. Perry, Managing Directors of CIVC, were designated by CIVC to fill the two newly-created Board seats. They were elected to the Board immediately after the completion of the transactions. The Company had no relationship with CIVC prior to entering into such transactions and entered into such transactions following arms-length negotiations.

     CIVC may be deemed to be a "parent" of the Company under the Exchange Act by virtue of the exercisable and convertible securities of the Company either registered in CIVC's name or for which CIVC holds irrevocable proxies. Further, Robert McMurrey, the Company's Chairman and CEO, may also be deemed to be a "parent" of the Company. Mr. McMurrey is the sole owner of Rainbow
Resources, which is the registered owner of approximately 28% of the Company's outstanding Common Stock. For additional information relating to the percentage of voting control and other basis of control by CIVC and Mr. McMurrey/Rainbow Resources, see "Voting Securities and Principal Holders Thereof," the table therein and the footnotes thereto.

     For a discussion of employment agreements with certain of the Company's executive officers and directors, see "Compensation of Directors and Executive Officers--Employment Agreements" and "Compensation of Directors and Executive Officers--Consulting and Other Arrangements."


                                  PROPOSAL 1

         TO ELECT TWO CLASS III DIRECTORS TO SERVE FOR THREE YEARS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY

     The Board of Directors has concluded that the re-election of the Class III directors is in the best interests of the Company and recommends stockholder approval of the re-election of Charles C. Green III and Christopher J. Perry for three year terms and until their successors have been duly elected and shall qualify. The remaining four directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Messrs. Green and Perry and the Company's other directors can be found under "Directors and Executive Officers."

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of Messrs. Green and Perry, the nominees listed herein. Although the Board of Directors of the Company does not contemplate that such nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of Messrs. Green and Perry, the nominees listed above.


                                  PROPOSAL 2

             TO APPROVE AN AMENDMENT OF THE 1994 STOCK OPTION AND
                APPRECIATION RIGHTS PLAN TO INCREASE THE NUMBER
                  OF OPTIONS WHICH MAY BE GRANTED THEREUNDER
                          FROM 400,000 TO 1,500,000.


     The Board may make such amendments to the Stock Option Plan as it deems advisable and in the best interests of the Company, without action on the part of the stockholders unless such approval is required pursuant to Section 422A of the Code or Rule 16b-3. The Stock Option Plan provides, however, that, unless the holders of a majority of all classes of the Company's outstanding voting stock entitled to vote thereon shall have first approved, no amendment of the Stock Option Plan shall be made whereby, among other things, the total number of shares which may be optioned under the Stock Option Plan shall be increased.

     Of the 400,000 options which may be granted under the Stock Option Plan, 370,000 have been granted. The Board of Directors has determined that it is in the best interest of the Company to increase the number of shares which may be optioned under the Stock Option Plan from 400,000 to 1,500,000. For a description of the Stock Option Plan, see "Compensation of Directors and Executive Officers - Stock Option Plan."

     The Board of Directors unanimously recommends a vote FOR the amendment of the Stock Option Plan.


                                  PROPOSAL 3

                 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
                       AS INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of the Audit Committee, concluded that the continued engagement of Ernst & Young LLP as the Company's independent public accountants for the 1998 fiscal year was in the best interests of the Company. The Board of Directors recommends that the stockholders ratify its choice of Ernst & Young LLP. Representatives of Ernst & Young LLP will be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. Such representatives are expected to be available to respond to appropriate questions.

     The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Ernst & Young LLP as independent public accountants for the Company.


                             OTHER PROPOSED ACTION

     The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote thereon in accordance with the recommendation of the Board of Directors.

     Stockholders should note that the Company's By-Laws provide that no proposals or nominations of directors by stockholders shall be presented for vote at an Annual Meeting of Stockholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or the Company's Secretary no later than the close of business on the fifth day following the day on which notice of the Annual Meeting is first given to stockholders.


                     STOCKHOLDER PROPOSALS AND SUBMISSIONS

     If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, that proposal must be presented to the Company's management prior to June 10, 1998.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.


                                 TELETOUCH COMMUNICATIONS, INC.

                                  /s/ Susie F. Smith
                                 _______________________________________
                                 Susie F. Smith, Secretary

TELETOUCH COMMUNICATIONS, INC.                                             PROXY

                       ANNUAL MEETING OF STOCKHOLDERS OF
                        TELETOUCH COMMUNICATIONS, INC.
                             ON NOVEMBER 12, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Robert M. McMurrey, G. David Higginbotham, Marcus D. Wedner and Clifford E. McFarland and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders to be held on November 12, 1997 at 9:00 a.m. at the Hyatt Regency Hotel, 1200 Louisiana, Houston, Texas or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. TO ELECT TWO CLASS III DIRECTORS TO SERVE FOR THREE YEARS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

     [_]FOR THE NOMINEES LISTED BELOW    [_]WITHHOLD AUTHORITY
                                         to vote for the nominees listed below

     (INSTRUCTION: To withhold authority to vote for the nominee strike a line through the nominee's name below:)

                 Charles C. Green III and Christopher J. Perry


2. TO APPROVE AN AMENDMENT OF THE 1994 STOCK OPTION AND APPRECIATION RIGHTS PLAN TO INCREASE THE NUMBER OF OPTIONS WHICH MAY BE GRANTED THEREUNDER FROM 400,000 TO 1,500,000.

                     [_] FOR     [_] AGAINST     [_] ABSTAIN


3. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                     [_] FOR     [_] AGAINST     [_] ABSTAIN

Dated:  ___________________, 1997
                                        ________________________________________
                                        Signature
                                        ________________________________________
                                        Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.